UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 22, 2004

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA
(Address of principal executive offices)

94404
(Zip Code)

(650) 574-3000
(Registrant’s telephone number, including area code)

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on April 22, 2004

ITEM 12.                                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, Gilead Sciences, Inc., a Delaware corporation, issued a press release announcing earnings for the quarter ended March 31, 2004. A copy of the earnings press release is filed as Exhibit 99.1 to this report.

Each non-GAAP financial measure presented in the earnings press release is included because our management uses this information to monitor and evaluate on-going results and trends excluding certain items.  Our management believes the non-GAAP information is also useful for investors because the gain on equity investment relating to the Eyetech Pharmaceuticals, Inc. public offering completed in the first quarter of 2004 was the result of a transaction that is unusual due to its nature, size and infrequency.  Consequently, excluding this item from our results provides users of the financial statements an important insight into our results and related trends that affect our core business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: April 22, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on April 22, 2004